UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2008

WORKSTREAM INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 MARCH ROAD, SUITE 210, OTTAWA, ONTARIO, CANADA K2K-3G1

(Address of Principal Executive Offices) (Zip Code)

(613) 270-0619

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 23, 2008, Workstream Inc. (the “Company”) issued a press release announcing that on September 17, 2008 it received notification from the Nasdaq Stock Market that it is not in compliance with the requirements for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14) because of its failure to file its annual report on Form 10-K for the fiscal year ended May 31, 2008.  Consequently, Workstream’s common shares are subject to delisting on September 26, 2008 unless Workstream files an appeal.  The Company filed an appeal of that decision with the Nasdaq Listing Qualifications Panel on September 23, 2008 requesting continued listing of its common shares until the Panel’s review and determination.  The suspension of trading and delisting is stayed pending the appeal.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by the Company on September 23, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

Dated: September 23, 2008	By:	/s/ Steve Purello
Name: Stephen Purello Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company on September 23, 2008

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